FREMONT
          MUTUAL
          FUNDS, INC.

          o    Real Estate Securities Fund



          March 1, 1998

                                                                  Fremont
                                                                    Funds [LOGO]

TABLE OF CONTENTS

Item                                                   Page

Summary of Fees and Expenses..............................2

The Advisor, the Sub-Advisor and the Fund.................3

Investment Objective, Policies,
 and Risk Considerations..................................6

General Investment Policies...............................8

Investment Results.......................................12

How to Invest............................................13

Shareholder Account Services and Privileges..............14

How to Redeem Shares.....................................16

Retirement Plans.........................................19

Dividends, Distributions, and Federal Income Taxation....20

Plan of Distribution.....................................22

Calculation of Net Asset Value
 and Public Offering Price...............................23

Execution of Portfolio Transactions......................23

General Information......................................24

Telephone Numbers and Addresses..........................26

PROSPECTUS

FREMONT MUTUAL FUNDS, INC. is an open-end investment company which under this Prospectus is offering shares in the FREMONT REAL ESTATE SECURITIES FUND (the "Fund").

FREMONT REAL ESTATE SECURITIES FUND seeks to provide total return through a combination of income and long-term capital appreciation by investing primarily in equity securities of companies in the real estate industry.

There can be no assurance that the Fund will achieve its investment objective. The Fund is a non- diversified fund as defined by the Investment Company Act of 1940, as amended (the "1940 Act").

Shares of the Fund are offered without a sales charge.

This Prospectus, which should be retained for future reference, sets forth concisely the information an investor should know before investing. Should more detailed information be desired, a Statement of Additional Information, which is incorporated by reference into this Prospectus, is available without charge by calling toll-free 800-548-4539 (press 1) or by writing to Fremont Mutual Funds, Inc., 50 Beale Street, Suite 100, San Francisco, California 94105.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus is March 1, 1998.

FOR FURTHER INFORMATION OR TO REQUEST A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, CALL 800-548-4539.

SUMMARY OF FEES AND EXPENSES

Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases                        None
Maximum Sales Load Imposed on Reinvested Dividends             None
Deferred Sales Load                                            None
Redemption Fees 1                                              None
Exchange Fee                                                   None

Annual Fund Operating Expenses (as a percentage of average net assets) 2
Management Fee 3                                               None
12b-1 Expenses 4                                               .25%
Other Expenses after Reimbursement                             .25%
Total Fund Operating Expenses                                  .50%

Example: You would pay the following total expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                            1 Year              3 Years
                            ------              -------
                              $5                  $16

THIS EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE EXPENSES OR ANNUAL RETURNS. ACTUAL EXPENSES AND ANNUAL RETURNS MAY BE GREATER OR LESS THAN THOSE SHOWN ABOVE.

The purpose of the above table is to give you information and assistance in understanding the various costs and expenses of the Fund that an investor may bear directly or indirectly. Other expenses include, but are not limited to, transfer agent fees paid to Fremont Investment Advisors, Inc.; custody, legal and audit fees; costs of registration of Fund shares under applicable laws; and costs of printing and distributing reports to shareholders. The percentages expressing annual fund operating expenses of the Fund are based on estimated expenses for the current fiscal year.

See "The Advisor, the Sub-Advisor and the Fund."

1 A wire transfer fee is charged by the Transfer Agent in the case of redemptions made by wire. Such fee is subject to change and is currently $10. See "How to Redeem Shares."

2 The Advisor has agreed to limit the Fund's total operating expenses to 1.50% of average daily net assets. The Fund may reimburse the Advisor for any reductions in the Advisor's fees during the three years following that reduction if such reimbursement is requested by the Advisor, if such reimbursement can be achieved within the foregoing expense limit, and if the Board of Directors approves the reimbursement at the time of the request as not inconsistent with the best interests of the Fund. The Advisor generally seeks to reimburse the oldest reductions and waivers before payment of fees and expenses for the current year. Absent reimbursements of expenses by the Advisor, management fee, 12b-1 fee, other expenses and total operating expenses are estimated to be 1.00%, .25%, .55% and 1.80%, respectively.

3 The Advisor has voluntarily waived the management fee for the first six months, until June 30, 1998, and will continue to waive fees until December 31, 1998, or until the assets in the Fund reach $25 million.

4 12b-1 fees may be paid to financial intermediaries for services provided through sales program(s). Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers. For more information on 12b-1 fees, see "Plan of Distribution."

FREMONT MUTUAL FUNDS

THE ADVISOR, THE SUB-ADVISOR AND THE FUND

Fremont Mutual Funds, Inc. (the "Investment Company") is an open-end investment company which under this Prospectus is offering shares in the Fremont Real Estate Securities Fund. The Investment Company has other series offered under a different prospectus, and the Board of Directors of the Investment Company is permitted to create additional series at any time. The Fund has its own investment objective and policies and operates as a separate mutual fund.

The management of the business and affairs of the Investment Company is the responsibility of the Board of Directors. Fremont Investment Advisors, Inc. (the "Advisor") provides the Fund with investment management services under an Investment Advisory Agreement (the "Advisory Agreement") with the Investment Company. The Advisory Agreement provides that the Advisor shall furnish advice to the Fund with respect to its investments and shall, to the extent authorized by the Board of Directors, determine what securities shall be purchased or sold by the Fund. As described more fully below, the Advisor has retained Kensington Investment Group (the "Sub-Advisor") to provide the Fund with portfolio management services. The Advisor's Investment Committee oversees the portfolio management of the Fund, including the services provided by the Sub-Advisor.

The professional staff of the Advisor has offered professional investment management services regarding asset allocation in connection with securities portfolios to the Bechtel Trust and Thrift Plan and the Bechtel Foundation since 1978 and to Fremont Investors, Inc. (formerly Fremont Group, Inc.) since 1987. The Advisor also provides investment advisory services regarding asset allocation, investment manager selection and portfolio diversification to a number of large Bechtel-related investors. The Investment Company is one of its clients.

As compensation for its services to the Fund, the Advisor receives from the Fund an advisory fee, computed daily and paid monthly, of 1.00% per annum of the Fund's average net assets. This advisory fee is higher than for most mutual funds. The Fund also pays the Advisor a 12b-1 fee of 0.25% per annum, subject to the terms of a plan of distribution more fully described under "Plan of Distribution." In addition to the fees described above, the Fund pays its own operating expenses including, but not limited to: taxes, if any; brokerage and commission expenses, if any; interest charges on any borrowings; transfer agent, administrator, custodian, legal and auditing fees; shareholder servicing fees including fees to third-party servicing agents; fees and expenses of Directors who are not interested persons of the Advisor or the Sub-Advisor; costs and expenses of calculating daily net asset value; costs and expenses of accounting, bookkeeping and recordkeeping required under the 1940 Act; insurance premiums; trade association dues; fees and expenses of registering and maintaining registration of shares under federal and applicable state securities laws; all costs associated with shareholders' meetings and the preparation and dissemination of proxy materials, except for meetings called solely for the benefit of the Advisor of its affiliates; printing and mailing prospectuses, statements of additional information and reports

FREMONT MUTUAL FUNDS

to shareholders; and other expenses relating to the Fund's operations, plus any extraordinary and non-recurring expenses that are not expressly assumed by the Advisor.

The Advisor anticipates waiving fees and reimbursing the Fund for other operating expenses in order to limit total operating expenses to 1.50% of average daily net assets. To the extent management fees are waived and/or other expenses are reimbursed by the Advisor, the Advisor may elect to recapture such amounts if it requests reimbursement within three years of the year in which the waiver and/or reimbursement is made, and the Board of Directors approves the reimbursement, and the Fund is able to make reimbursement and still stay within the then current operating expense limitation.

Kensington Investment Group is an SEC-registered investment advisor that specializes in the management of both publicly traded and non-traded real estate securities portfolios. Kensington was founded in 1993 by principals who have been active in real estate securities research, trading and portfolio management since 1985. Kensington currently manages over $70 million in private funds, which have invested in traded real estate investment trusts, real estate related operating companies and existing real estate limited partnerships. John P. Kramer, President and founding partner of Kensington Investment Group, is involved in all aspects of the organization and is primarily responsible for directing the firm's investment policies. Paul Gray, Vice President and Portfolio Manager is responsible for securities investment decisions on behalf of Kensington's portfolios.

The Kensington Investment Group accounts were not registered under the Investment Company Act of 1940 and therefore were not subject to certain investment restrictions nor specific tax restrictions imposed by that Act or Subchapter M of the Internal Revenue Code. If the accounts had been registered under the 1940 Act, their performance may have been different. Total return for the Kensington managed accounts in the following table was calculated using a methodology that incorporates a time-weighted total rate of return concept and is adjusted for cash flows. This methodology of calculating total return differs from the methodology required to be employed by a mutual fund in calculating total return, which is not time-weighted or dollar-weighted but simply measures the total return of an investment in the Fund over a period of time. The Advisor believes , however, that the performance would be substantially the same if it was recalculated in accordance with mutual fund performance rules.

The following table depicts the Sub-Advisor's performance of all separately managed accounts that contain publicly traded real estate securities and are managed with an objective, policies, and strategy substantially similar to that of the Fremont Real Estate Securities Fund. The performance information has been adjusted to back-out the Sub-Advisor's performance fee and all expenses and has been restated to reflect what the performance results would have been had the Sub-Advisor charged a fee equal to the Fund's anticipated gross expense ratio. This performance information is based on historical data and is not indicative of the future performance of the Fund.

FREMONT MUTUAL FUNDS

                     Average Annual Total Returns for Period
                             Ended December 31, 1997

                                                      Inception-
                                            1 Year    to-Date 1
                                            ------    ---------
                   Kensington
                   Investment Group         29.14%      25.30%

                   NAREIT Total
                   Return Index 2           18.86%      19.48%

                   S&P 500 Index 3          33.36%      27.79%

1 Inception-to-Date returns incorporate the period July 10, 1994 through December 31, 1997.

2 The National Association of Real Estate Investment Trusts Composite Total Return Index (NAREIT Index) is comprised of all publicly traded real estate investment trusts, dividends are reinvested monthly. Unlike Kensington
   Investment Group net returns, Index returns do not reflect any fees or expenses.

3 The Standard & Poor's 500 Index is an unmanaged market value-weighted measure of 500 widely-held common stocks listed on the New York Stock Exchange, the American Stock Exchange, and the Over the Counter market. Index returns are computed monthly and assume reinvestment of dividends.

Until terminated, the Portfolio Management Agreement between the Investment Company (with respect to the Fund), the Advisor and the Sub-Advisor provides that the Sub-Advisor will manage the investment and reinvestment of the assets of the Fund and continually review and administer the Fund's investments. As compensation for its services, the Advisor (not the Fund) pays the Sub-Advisor a fee equal to .50% per annum of Fund assets managed by the Sub-Advisor. Both the Advisor and the Sub-Advisor will waive their fees for the first six months, and will then continue to waive fees until the earlier of December 31, 1998 or until assets in the Fund reach $25 million. The Portfolio Management Agreement with the Sub-Advisor may be terminated by the Advisor or the Investment Company upon 30 days' written notice. The Advisor has day-to-day authority to increase or decrease the amount of the Fund's assets under management by the Sub-Advisor.

The Advisor will provide direct portfolio management services to the extent that the Sub-Advisor does not provide these services. The Investment Company and the Advisor have received from the Securities and Exchange Commission an order (the "SEC Order") exempting the Fund from the provisions of the 1940 Act that require the shareholders of the Fund to approve the Fund's sub-advisory agreement(s) and any amendments thereto. The SEC Order permits the Advisor to hire new sub-advisors, terminate sub-advisors, rehire existing sub-advisors whose agreements have been re-assigned (and, thus, automatically terminated), and modify sub-advisory agreements without the prior approval of shareholders. By eliminating shareholder approval in these matters, the Advisor would have greater flexibility in managing sub-advisors, and shareholders would save the considerable expense involved in holding shareholder meetings and soliciting proxies. The Advisor may in its discretion manage all or a portion of the Fund's portfolio directly with or without the use of a sub-advisor.

Investment Company Administration Corporation (the "Administrator"), pursuant to an administrative agreement with the Advisor, supervises the administration of the Investment Company and the Fund including, among other responsibilities, the preparation and filing of documents

FREMONT MUTUAL FUNDS

required for compliance by the Fund with applicable laws and regulations. Certain officers of the Investment Company may be provided by the Administrator.

For additional information, see "Investment Advisory and Other Services" in the Statement of Additional Information.

INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS

The investment objective and policies of the Fund are stated below. The Fund is intended for long-term investors, not for those who may wish to redeem their shares after a short period of time.

All investments, including mutual funds, have risks, and no investment is suitable for all investors. The Fremont Real Estate Securities Fund is not intended to constitute a complete investment program. Investors should consult with their financial and other advisors concerning the suitability of this investment for their own particular circumstances. There is no assurance that the Fund will achieve its investment objective.

The investment objective of the Real Estate Securities Fund is to seek to provide total return through a combination of income and long-term capital appreciation by investing primarily in equity securities of companies in the real estate industry. Equity securities include common stocks (including shares or units in real estate investment trusts), rights or warrants to purchase common stocks, limited partnership interests in master limited partnerships, securities convertible into common stocks, and preferred stocks.

Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in equity securities of companies principally engaged in the real estate industry. For purposes of the Fund's investment policies, a company is in the real estate industry if it derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or if it has at least 50% of its assets in such real estate. Companies in the real estate industry may include: Real Estate Investment Trusts (REITs), real estate operating companies, companies operating businesses which own a substantial amount of real estate such as hotels and assisted living facilities and development companies.

A substantial portion of the Fund's assets will be invested in securities of REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both

FREMONT MUTUAL FUNDS

Equity REITs and Mortgage REITs.

The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, the Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These risks include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, increase in interest rates, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants. Certain REITs have relatively small capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs.

Rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund's investments to decline. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay; such prepayment may diminish the yield on securities issued by such mortgage REITs. In addition, mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and equity REITs may be affected by the ability of tenants to pay rent.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

The Fund is a non-diversified portfolio and is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. The Fund, therefore, may invest a greater proportion of its assets in the securities of a smaller number of issuers and will be subject to a greater risk with respect to its portfolio securities. Any economic, regulatory, or political developments affecting the value of the securities held in the Fund could have a greater impact on the total value of the Fund's holdings than would be the case if the Fund were classified as diversified under the 1940 Act.

Although the Fund invests primarily in common stocks, for liquidity purposes it will

FREMONT MUTUAL FUNDS

normally invest a portion of its assets in high quality debt securities and money market instruments with remaining maturities of one year or less, including repurchase agreements. Whenever in the judgment of the Advisor or Sub-Advisor market or economic conditions warrant, the Fund may, for temporary defensive purposes, invest without limitation in these instruments. During times that the Fund is investing defensively, the Fund will not be pursuing its stated investment objective.

The Fund may also hold other types of securities from time to time, including convertible and non-convertible bonds and preferred stocks, when the Advisor and Sub-Advisor believe that these investments offer opportunities for capital appreciation. Preferred stocks and bonds will be rated at the time of purchase in the top four categories of Moody's Investors Service, Inc. (Baa or higher) or Standard & Poor's Ratings Group (BBB or higher) or be of comparable quality as determined by the Advisor or Sub-Advisor. Bonds and preferred stocks in the lowest investment grade category (Baa or BBB) have speculative characteristics; as a result, changes in the economy or other circumstances are more likely to lead to a weakened capacity of such securities to make principal and interest payments or to pay the preferred stock obligations than would occur with bonds and preferred stocks in higher categories. See Appendix A to the Statement of Additional Information for a description of rating categories.

GENERAL INVESTMENT POLICIES

Money Market Instruments. The Fund may invest in any of the following "money market" instruments: certificates of deposit, time deposits, commercial paper, bankers' acceptances, and Eurodollar certificates of deposit; U.S. dollar-denominated money market instruments of foreign financial institutions, corporations, and governments; U.S. Government and agency securities; money market mutual funds; and other debt securities which are not specifically named but which meet the Fund's quality guidelines. The Fund also may enter into repurchase agreements as described below and may purchase variable and floating rate debt securities.

At the time of purchase, short-term securities must be rated in the top rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or by a single NRSRO in the case of a security rated by only one NRSRO, or, if not rated by an NRSRO, must be of comparable quality as determined by the Advisor or the Sub-Advisor. Generally, high quality short-term securities must be issued by an entity with an outstanding debt issue rated A or better by an NRSRO, or an entity of comparable quality as determined by the Advisor or the Sub-Advisor. Obligations of foreign banks, foreign corporations, and foreign branches of domestic banks must be payable in U.S. dollars. See Appendix A to the Statement of Additional Information for a description of rating categories.

U.S. Government Securities. The Fund may invest in U.S. Government securities, which are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes, and bonds and Government National Mortgage Association certificates, are supported by the full faith and credit of the

FREMONT MUTUAL FUNDS

United  States;  others,  such  as  those  of the  Federal  Home  Loan  Mortgage
Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities as described above in the future, other than as set forth above, because it is not obligated to do so by law.

When-Issued Securities and Firm Commitment Agreements. The Fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction, but the settlement is delayed). The Fund will not purchase when-issued securities the value of which is greater than 5% of its net assets.

Shares of Investment Companies. The Fund may invest some portion of its assets in shares of other no-load, open-end investment companies and closed-end investment companies to the extent that such may facilitate achieving the objective of the Fund or to the extent that they afford the primary or most practical means of access to a particular market or markets or they represent attractive investments in their own right. The percentage of Fund assets which may be so invested is not limited, provided that the Fund and its affiliates do not acquire more than 3% of the shares of any such investment company. The provisions of the 1940 Act may also impose certain restrictions on redemption of the Fund's shares in other investment companies. The Fund's purchase of shares of investment companies may result in the payment by a shareholder of duplicative management fees. The Advisor and/or Sub-Advisor will consider such fees in determining whether to invest in other mutual funds. The Fund will invest only in investment companies which do not charge a sales load; however, the Fund may invest in such companies with distribution plans and fees, and may pay customary brokerage commissions to buy and sell shares of closed-end investment companies.

Repurchase Agreements. As part of its cash reserve position, the Fund may enter into repurchase agreements through which the Fund acquires a security (the "underlying security") from the seller, a well-established securities dealer or a bank that is a member of the Federal Reserve System. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest. Repurchase agreements are generally for a short period of time, often less than a week. The seller must maintain with the Fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Advisor and/or Sub-Advisor. The Fund will not enter into a repurchase agreement with a maturity of more than seven business days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements. The Fund will enter into repurchase agreements only where (1) the underlying securities are

FREMONT MUTUAL FUNDS

issued or guaranteed by the U.S. Government, (2) the market value of the underlying security, including accrued interest, will be at all times equal to or in excess of the value of the repurchase agreement, and (3) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (1) a possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (2) possible reduced levels of income and lack of access to income during this period; and (3) expenses of enforcing the Fund's rights.

Portfolio Turnover. The Fund expects to trade in securities for short-term gain whenever deemed advisable by the Advisor and/or Sub-Advisor in order to take advantage of perceived anomalies occurring in general market, economic, or political conditions. Therefore, the Fund may have a higher portfolio turnover rate than that of some other investment companies, but it is anticipated that the annual portfolio turnover rate of the Fund will not exceed 200%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of long-term portfolio securities by the Fund's average month-end long-term investments. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions and other costs that the Fund will bear directly, and may result in the realization of net capital gains, which are generally taxable whether or not distributed to shareholders.

Loans of Portfolio Securities. The Fund is authorized to make loans of its portfolio securities to broker-dealers or to other institutional investors in an amount not exceeding 33 1/3% of its net assets. The borrower must maintain with the Fund's custodian collateral consisting of cash, cash equivalents, or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Fund will receive any interest or dividends paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The risks in lending portfolio securities, as with other extensions of secured credit, consist of, among other things, possible delay in receiving additional collateral or in the recovery of the securities, or possible loss of rights in the collateral should the borrower fail financially. The lender also may bear the risk of capital loss on investment of the cash collateral, which must be returned in full to the borrower when the loan is terminated. Loans will be made only to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the associated risk.

Borrowing. The Fund may borrow from banks an amount not exceeding 30% of the value of its total assets for temporary or emergency purposes and may enter into reverse repurchase agreements. If the income and gains on securities purchased with the proceeds of borrowings or reverse repurchase agreements exceed the cost of such borrowings or agreements, the Fund's earnings or net asset value will increase faster than otherwise would be

FREMONT MUTUAL FUNDS

the case; conversely, if the income and gains fail to exceed the cost, earnings or net assets value would decline faster than otherwise would be the case.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under federal securities laws, but can be offered and sold to "qualified institutional buyers." However, the Fund will not invest more than 15% of its assets in illiquid investments, which includes repurchase agreements and fixed time deposits maturing in more than seven days, and securities that are not readily marketable and restricted securities, unless the Board of Directors determines, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. The Board of Directors may adopt guidelines and delegate to the Advisor or Sub-Advisor the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations.

Warrants or Rights. Warrants or rights may be acquired by the Fund in connection with other securities or separately and provide the Fund with the right to purchase other securities of the issuer at a later date. It is the present intention of the Fund to limit its investments in warrants or rights, valued at the lower of cost or market, to no more than 5% of the value of its net assets. Warrants or rights acquired by the Fund in units or attached to securities will be deemed to be without value for purposes of this restriction.

Options and Futures Contracts. When the Advisor and/or Sub-Advisor wishes to hedge against market fluctuations, strategies such as buying puts, writing calls, and selling futures may be used to reduce market exposure. Because most stock index futures and options are based on broad stock market indices, their performance tends to track the performance of common stocks generally, which may or may not correspond to the types of securities in which the Fund invests. The Fund will segregate cash, U.S. Government securities, or other liquid securities (or, as permitted by applicable regulations, enter into certain offsetting positions) to cover its obligations under options and futures contracts to avoid leveraging.

To reduce principal volatility, the Fund may also (1) enter into futures contracts -- contracts for the future delivery of debt securities, stock, stock index futures contracts with respect to the S&P 500 Index, small capitalization stock market indices, or other similar broad-based stock market indices, the premiums and initial margins of which are limited to 5% of the Fund's assets; and (2) purchase put and call options on portfolio securities, stock indices, or stock index futures contracts -- the premiums of which are limited to 5% of the Fund's assets.

The Fund may write put and call options. It will only do so, however, by writing covered put or call options, and the aggregate value of the securities underlying put options, as of the date of sale of the options, will not exceed 50% of the net assets of the Fund.

The Fund will segregate cash, cash equivalents, or liquid securities, or hold a covered position against any potential delivery or payment obligations under any outstand-

FREMONT MUTUAL FUNDS

ing option or futures contacts.

Options  and  futures  can  be  volatile  investments.  If  the  Advisor  and/or
Sub-Advisor applies a hedge at an inappropriate time or evaluates market conditions incorrectly, options and futures strategies may lower the Fund's return. The Fund could also experience a loss if the prices of its options or futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

Although these investment practices will be used primarily to generate income or to minimize the fluctuation of principal, they do involve risks which are different in some respects from the investment risks associated with similar funds which do not engage in such activities. These risks may include the following: futures contracts -- no assurance that closing purchase transactions will be available at favorable prices, possible reduction of the Fund's income due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible loss in excess of the initial margin payment; options and futures contracts -- imperfect correlation between the contract and the underlying security, commodity, or index and unsuccessful hedging transactions due to incorrect forecasts of market trends; writing covered call options -- inability to effect closing transactions at favorable prices and inability to participate in the appreciation of the underlying securities above the exercise price and premium received; and purchasing or selling put and call options -- possible loss of the entire premium. A more thorough description of these investment practices and their associated risks is contained in the Statement of Addition Information.

Investment Restrictions. The Fund has certain fundamental policies that are described in the Statement of Additional Information under "Investment Restrictions." These investment restrictions and the Fund's investment objective cannot be changed without the approval of shareholders of the Fund; all other investment practices described in this Prospectus and in the Statement of Additional Information, however, can be changed by the Board of Directors without shareholder approval.

INVESTMENT RESULTS

The Fund may from time to time include information on its investment results and/or comparisons of its investment results to various unmanaged indices or results of other mutual funds or groups of mutual funds in advertisements, sales literature, or reports furnished to present or prospective shareholders. All such figures are based on historical performance data and are not intended to be indicative of future performance. The investment return on and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Fund may calculate performance on an average annual total return basis for 1-, 5-, and 10-year periods and over the life of the Fund, after such periods have elapsed. Average annual total return will be computed by determining the average annual compounded rate of return over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment.

FREMONT MUTUAL FUNDS

Ending redeemable value includes dividends and capital gain distributions, reinvested at net asset value at the reinvestment date determined by the Board of Directors. The resulting percentages indicate the positive or negative investment results that an investor would have experienced, including reinvested income dividends and capital gain distributions and changes in share price during the period. The average annual compounded rate of return over various periods may also be computed by utilizing ending redeemable values as determined above.

The Fund's investment results will vary from time to time depending upon, among other things, economic conditions, market conditions, the composition of the Fund's portfolio, and operating expenses of the Fund, so that any investment results reported by the Fund should not be considered representative of what an investment in the Fund may earn in any future period. When utilized, total return for the unmanaged indices described in the Statement of Additional Information will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for recurring expenses such as advisory fees, brokerage costs, or administrative expenses. These factors and possible differences in calculation methods should be considered when comparing the Fund's investment results with those published for other investment companies, other investment vehicles, and unmanaged indices. The comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may also be mentioned in newspapers, magazines, or other media from time to time. The Fund assumes no responsibility for the accuracy of such data. The Fund's results also should be considered relative to the risks associated with the Fund's investment objective and policies. See "Investment Results" in the Statement of Additional Information.

Additional performance information regarding the Fund will be included in its annual report, which will be mailed to shareholders without charge upon request.

HOW TO INVEST

The shares of the Fund may be purchased through the Transfer Agent by submitting payment by check, bank wire, or electronic (Automated Clearing House or "ACH") transfer and, in the case of new accounts, a completed account application form. There is no sales load or contingent deferred sales load charged to purchase shares of the Fund. All orders for the purchase of shares are subject to acceptance or rejection by the Fund. Purchases of shares are made at the current net asset value next determined after the purchase order is received by the Transfer Agent or by a selling agent of the Fund. A minimum initial investment of $2,000 is required to open a shareholder account, except for retirement plans such as Individual Retirement Accounts (IRAs) and Keogh Plans. Retirement plans are subject to a $1,000 minimum initial investment. The minimum initial investment is waived for accounts opened with the Automatic Investment Plan and may be waived in other instances at the sole discretion of the Advisor. (See "Automatic Investment Plan.") Each subsequent investment in the Fund must be $100 or more except in the case of retirement plans or Automatic Investment Plans. There is a minimum

FREMONT MUTUAL FUNDS

continuing balance of $1,500 required for non-retirement accounts (calculated on the basis of original investment value). All investments not meeting the minimum will be returned. In some cases, the minimum balance requirement may be waived at the sole discretion of the Advisor. All purchases made by check should be in U.S. dollars and be made payable to the appropriate Fremont Fund. Third party checks, credit cards, and cash will not be accepted. All investment checks are subject to a 10-day holding period.

The Fund will be closed to new shareholders whenever the Fund's market capitalization exceeds 3/10 of 1% of the market capitalization of the REITs which comprise the "ALL REITS Index" as published by NAREIT. As of January 31, 1998, the NAREIT Index showed a market capitalization of $146.734 billion for all REITs.

Investors wishing to open a new account by bank wire must call the Transfer Agent at 800-548-4539 to obtain an account number and detailed wire instructions. All bank wire investments received before the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), will be credited the same day. Otherwise, bank wire investments will be credited the next business day. A bank wire investment is considered received when the Transfer Agent is notified that the bank wire has been credited to its account.

Shares of the Fund may also be purchased through broker-dealers or other financial intermediaries who have made appropriate arrangements with the Fund. Such agents are responsible for ensuring that the account documentation is complete and that timely payment is made for the Fund shares purchased for their customers pursuant to such orders. These agents may charge a reasonable transaction fee to their customers. In some instances, all or a portion of the transaction fee or other selling charge may be paid by the Advisor. To the extent these agents perform shareholder servicing activities for the Fund, they may receive fees from the Fund or the Advisor for such services.

From time to time the Advisor may engage third parties as "finders" for the purpose of soliciting potential investors. Such parties may be compensated by the Advisor for such activities.

As a condition of this offering, if an order to purchase shares is canceled due to nonpayment (for example, a check returned for "insufficient funds"), the person who placed the order must reimburse the Fund for any loss incurred by reason of such cancellation. For more information, see "Other Investment and Redemption Services" in the Statement of Additional Information.

First Fund Distributors, Inc., 4455 Camelback Road, Suite 261E, Phoenix, Arizona, 85018, is the principal underwriter for the Fund.

SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

Statements and Reports. When a shareholder makes an initial investment in the Fund, a shareholder account is opened in accordance with registration instructions. Each time there is a transaction, such as an additional investment, a dividend or other distribution, or a redemption, the shareholder will receive from the Transfer Agent a confirmation statement showing the current transaction in the account and the

FREMONT MUTUAL FUNDS

transaction date. Shareholders of the Fund will receive statements as of the end of March, June, September, and December.

Shares are issued only in book-entry form (without certificates).

The fiscal year of the Fund ends on October 31 of each year. The Investment Company issues to its shareholders semi-annual and annual reports, which contain a schedule of the Fund's portfolio securities and financial statements. Annual reports will include audited financial statements. The federal income tax status of shareholder distributions also will be reported to the Fund's shareholders after the end of the calendar year on Form 1099-DIV. See "Dividends, Distributions and Federal Income Taxation" for further information.

Exchanges Between Funds. Shares of one Fremont Fund may be exchanged for shares of another Fremont Fund at their respective net asset values, provided that the account registration remains identical. Exchanges may only be made for shares of a Fremont Fund that are offered for sale in your state of residence at the time of the exchange. It is required that (1) all shares in one Fund must be exchanged or (2) the remaining balance must be at least $1,500. This minimum balance requirement may be waived at the sole discretion of the Advisor. These exchanges are not tax-free and will result in a shareholder realizing a gain or loss for tax purposes, except in the case of tax-deferred retirement accounts or other tax-exempt shareholders that have not borrowed to acquire the shares exchanged.

Exchanges by mail should be sent to the Transfer Agent at the address set forth in the last section of this Prospectus.

Purchases, redemptions, and exchanges of shares should be made for investment purposes only. A pattern of frequent exchanges, purchases, and sales can be limited, at the discretion of the Board of Directors, by the Investment Company's refusal to accept further purchase and exchange orders from a shareholder.

The Investment Company reserves the right to modify or eliminate the exchange privilege upon 60 days' written notice to shareholders.

Telephone Exchange Privilege. An investor may elect on the account application to authorize exchanges by telephone. A shareholder may give instructions regarding exchanges by calling 800-548-4539. A shareholder wishing to initiate the telephone exchange privilege should contact the Fund. This privilege will not be added to an account without written instruction to do so from the shareholder. Telephone requests received by the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), will be processed the same day. During times of drastic economic or market conditions, the telephone exchange privilege may be difficult to implement. The Transfer Agent will make its best effort to accommodate shareholders when its telephone lines are used to capacity. Under these circumstances, a shareholder should consider using overnight mail to send a written exchange request.

See "Telephone Redemption Privilege" in the next section of this Prospectus.

Autobuy Privilege. The autobuy privilege allows shareholders to purchase subsequent shares by moving money directly from their checking account to a Fremont

FREMONT MUTUAL FUNDS

Fund. The Autobuy privilege is an ACH privilege. ACH privileges will not be added to an account without written authorization from the shareholder. The Autobuy privilege will be automatically added to an account when the shareholder chooses any type of ACH privilege. A shareholder may then purchase additional shares in an existing account by calling 800-548-4539 and instructing the Transfer Agent as to the dollar amount wanting to be invested. The investment will automatically be processed through the Automatic Clearing House (ACH) system. There is no fee for this option. If the privilege was not established at the time the account was opened, the shareholder must complete the appropriate form. The form is available on request.

Automatic Investment Plan. A shareholder may authorize a withdrawal to be made automatically once or twice each month from a credit balance in the shareholder's bank checking, savings, negotiable on withdrawal (NOW), or similar account, with the proceeds to be used to purchase shares of the Fund. The minimum initial investment is waived for accounts opened with the Automatic Investment Plan. The amount of the monthly investment must be at least $50, and is not otherwise subject to the $100 minimum for subsequent investments. If the purchase falls on a weekend or holiday, the purchase will be made on the previous business day. Shareholders should note that if there is an Automatic Investment Plan established for an account and the entire account is exchanged into another Fund, the Automatic Investment Plan must be renewed by the shareholder to the Transfer Agent. There is no obligation to make additional payments, and the plan may be terminated by the shareholder at any time. Termination requests must be received in writing at least 5 days prior to the regular draft date, or the drafts will not cease until the next cycle. The Transfer Agent may impose a charge for this service, although no such charge currently is contemplated. If a shareholder's order to purchase shares is canceled due to nonpayment (for example, "insufficient funds"), the shareholder will be responsible for reimbursing the Fund for any loss incurred by reason of such cancellation. A shareholder wishing to initiate the plan on a new or existing account must fill out an Automatic Investment Plan form. The form is available on request.

HOW TO REDEEM SHARES

Shares are redeemed at no charge (other than wire transfer fees, if any) at the net asset value next determined after receipt by the Transfer Agent of proper written redemption instructions. The current charge for a wire transfer is $10 per wire. This is subject to change by the Transfer Agent at any time, without prior notification. See "Calculation of Net Asset Value and Public Offering Price."

Shares are redeemed at the net asset value next determined after receipt by the Transfer Agent of proper written redemption instructions. The current charge for a wire transfer is $10 per wire. This is subject to change by the Transfer Agent at any time, without prior notification. See "Calculation of Net Asset Value and Public Offering Price."

Redemption orders received in proper form by the Transfer Agent or other Fund agent

FREMONT MUTUAL FUNDS

authorized to accept orders before the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), will be priced at the net asset value determined on that day (with certain limited exceptions discussed in the Statement of Additional Information). Otherwise, orders received by the Transfer Agent will be entered at the next calculated net asset value.

Redemption proceeds can be sent by check, electronic transfer, or bank wire. An electronic transfer can be processed only to bank checking and savings accounts. Before requesting an electronic transfer, shareholders should confirm that their financial institution can receive an electronic transfer. Currently, there is no charge to shareholders for processing an electronic transfer.

Shareholders may have redemption proceeds sent by bank wire, electronic transfer, or check to a designated bank account by providing in writing the appropriate bank information to the Transfer Agent at the time of original application. If the investor wishes to change the predesignated account, this must be requested in writing with a signature guarantee (see "Signature Guarantee" below).

Redemptions from retirement accounts require a written request, with a signature guarantee, unless authorized under the Automatic Withdrawal Plan. Call the Transfer Agent for specific instructions on redemptions.

For written redemption requests for an amount greater than $25,000, or a redemption request that directs proceeds to a party other than the registered account owner(s), all signatures must be guaranteed (see "Signature Guarantee" below).

Because of market fluctuations, the amount a shareholder receives for shares redeemed may be more or less that the amount paid for them.

Redemption of shares by exchanges, transfers and redemptions under an Automatic Withdrawal Plan may result in taxable capital gains or losses.

Telephone Redemption Privilege. An investor may elect on the regular account application to authorize redemptions by telephone. This privilege will not be added to an account without written authorization to do so from the shareholder. A shareholder may then give instructions regarding redemptions by calling 800-548-4539. (The Telephone Redemption Privilege is not available for IRA or other retirement accounts.) Telephone requests received by the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern Time), will be processed at the net asset value calculated that same day. During times of drastic economic or market conditions, the telephone redemption privilege may be difficult to implement. The Transfer Agent will make its best effort to accommodate shareholders when its telephone lines are used to capacity. Under these circumstances, a shareholder should consider using overnight mail to send a written redemption request.

Neither the Investment Company, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost, or expense in acting on such telephone instructions. The affected shareholder(s) will bear the risk of any such loss. The

FREMONT MUTUAL FUNDS

Investment Company, or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions, and/or tape recording telephone instructions.

Automatic Withdrawal Plan. A shareholder may request redemptions of a specified dollar amount (minimum of $100) on either a monthly, quarterly, or yearly basis. Currently, there is no charge for this service. Redemptions by check will be made on the 15th and/or the last business day of the month. Redemptions made by electronic transfer will be made on any date the shareholder chooses. Shareholders may also request automatic exchanges and transfers of a specified dollar amount. Exchanges and transfers will be made on any date the shareholder chooses. Because a redemption constitutes a liquidation of shares, the number of shares owned in the account will be reduced. Automatic redemptions should not reduce the account below the minimum balance required (currently $1,500). If the redemption date falls on a weekend or holiday, the redemption will be made on the previous business day. Shareholders may terminate the Automatic Withdrawal Plan at any time, but not less than five days before a scheduled payment date. When an exchange is made between Funds, shareholders must specify if they desire the automatic withdrawal option to be transferred to a new account opened by the exchange. As an account balance declines to the minimum permitted, the shareholder must advise the Transfer Agent if the automatic withdrawal feature is to be transferred to another account of the shareholder. Shareholders should note that if there is an Automatic Withdrawal Plan established for an account and the entire account is exchanged into another Fremont Fund, the automatic withdrawal option must be renewed by the shareholder to the Transfer Agent. A shareholder wishing to initiate automatic redemptions must complete an Automatic Withdrawal Plan form available from the Transfer Agent.

Signature Guarantee. To better protect the Fund and shareholders' accounts, a signature guarantee is required for certain transactions. Signatures must be guaranteed by an "eligible guarantor institution" as defined in applicable regulations. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A notary public is not an acceptable guarantor.

Other Important Redemption Information. A request for redemption will not be processed until all of the documentation described above has been received by the Transfer Agent in proper form. A shareholder in doubt about what documents are required should contact the Transfer Agent.

Payment in redemption of shares is normally made within three business days after receipt by the Transfer Agent of a request in proper form, provided that payment in redemption of shares purchased by check or draft will be effected only after

FREMONT MUTUAL FUNDS

such check or draft has been collected. Although it is anticipated that this process will be completed in less time, it may take up to 10 days. Redemption proceeds will not be delayed when shares have been paid for by bank wire or where the account holds a sufficient number of shares already paid for with collected funds.

Except in extraordinary circumstances, payment for shares redeemed will be made promptly after receipt of a redemption request, if in good order, but not later than seven calendar days after the redemption request is received in proper form. Requests for redemption which are subject to any special conditions or which specify an effective date other than as provided herein cannot be accepted.

The Fund reserves the right to redeem mandatorily the shares in a shareholder's account (other than a retirement plan account) if the balance is reduced to less than $1,500 in net asset value through redemptions or other action by the shareholder. Notice will be given to the shareholder at least 30 days prior to the date fixed for such redemption, during which time the shareholder may increase its holdings to an aggregate amount of $1,500 or more (with a minimum purchase of $100 or more.) This minimum balance may be waived at the sole discretion of the Advisor.

Redemption in Kind. The Investment Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption in kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash.

Transfer Agent. The Advisor is the transfer agent of the Fund an has engaged State Street Bank and Trust Company, c/o NFDS, P.O. Box 419343, Kansas City, Missouri 64141, to serve as Sub-Transfer and Dividend Disbursing Agent and shareholder service agent. State Street Bank and Trust Company has contracted with National Financial Data Services to serve as shareholder servicing agent. A depository account has been established at United Missouri Bank of Kansas City ("United Missouri Bank") through which all payments for the funds will be processed.

RETIREMENT PLANS

Shares of the Fund may be purchased in connection with various tax-deferred retirement plans. These include Individual Retirement Accounts (IRAs); SEP-IRAs; SIMPLE IRAs; Roth IRAs; corporate pension and profit-sharing plans; and Section 403(b) Plans, which are deferred compensation arrangements for employees of public schools and certain charitable organizations. Forms for establishing IRAs, SEP-IRAs, SIMPLE IRAs, Roth IRAs, and Qualified Retirement Plans are available through the Investment Company, as are forms for corporate Pension and Profit-Sharing plans. Please contact the Investment Company for more information about establishing these accounts. In accordance with industry practice, there may be an annual account charge for participation in these plans. Information regarding these charges is available from the Investment Company.

FREMONT MUTUAL FUNDS

Retirement plan participants may receive additional services related to their plan at no extra cost to any shareholder.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAXATION

The Fund intends to qualify and elect, and to continue to qualify, to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). For any tax year in which the Fund so qualifies and meets distribution requirements, it will not incur a federal tax liability. Such qualification under the Code requires a Fund, among other things, to diversify its investments so that, at the end of each fiscal quarter,
(1) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities, limited, in respect to any one issuer, to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

The Fund intends to distribute all of its net investment income in October, and December or January.

The Fund intends to distribute all of its net realized capital gains, if any, at the end of the calendar year. Net investment income and capital gains distributions, if any, may be reinvested in additional shares at net asset value on the day of reinvestment, or may be received in cash. All dividends and distributions are taxable to a shareholder (except tax-exempt shareholders who have not borrowed to acquire their shares) whether or not they are reinvested in shares of the Fund. Any long-term or mid-term capital gains distributions are taxable to shareholders as long-term or mid-term capital gains, respectively, regardless of how long shareholders have held Fund shares. The maximum capital gains rate for individuals is 28% with respect to assets held for more than 12 months, but not more than 18 months, and 20% with respect to assets held more than 18 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income. Distributions of short-term capital gains will be subject to the tax as ordinary income.

Shareholders may elect:

o to have all dividends and capital gain distributions automatically reinvested in additional shares;

o to receive the income dividends and short-term capital gains distributions in cash and accept the long-term capital gains distributions in additional shares;

o  to receive all  distributions  of income dividends and capital gains in cash;
   or

o to invest all dividend and capital gain distributions in another Fremont Fund owned through an identically registered account.

Automatic reinvestments will be at net asset value on the day of reinvestment. If no election is made by a shareholder, all dividends and capital gain distributions will be automatically reinvested. These

FREMONT MUTUAL FUNDS

elections may be changed by the shareholder at any time but, to be effective for a particular dividend or capital gain distribution, the election must be received by the Transfer Agent approximately 5 business days prior to the payment date to permit the change to be entered into the shareholder account. The federal income tax status of dividends and capital gains distributions is the same whether taken in cash or reinvested in shares.

Dividends and capital gains generally are taxable to shareholders at the time they are paid. However, dividends or capital gains declared in October, November, or December by the Fund and paid in January are taxable as if paid in December. (The Fund will provide to its shareholders federal tax information annually by January 31, including information about dividends and distributions paid during the year.) Because REITs invested in by the Fund do not provide complete information about the taxability of their distributions until after the calendar year end, Fremont Investment Advisors may not be able to determine how much of the Fund's distribution is taxable to shareholders until after the January 31 deadline for issuing Form 1099-DIV. As a result, the Fund may request permission each year from the Internal Revenue Service for an extension of time to issue Form 1099-DIV to February 28.

Distributions are taxable to you regardless of whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you purchase shares shortly before a distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the investment portfolio of the Fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains.

In the case of corporate shareholders, certain dividends may be eligible for the dividends received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by the Fund. Dividends received from REITs generally do not constitute qualifying dividends. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in the Fund at least 46 days. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of the Fund is financed with indebtedness.

Because of the nature of REIT investments, REITs may generate significant non cash deductions (i.e. depreciation on real estate holdings) while having a greater cash flow to distribute to its shareholders, If a REIT distributes more cash than it has taxable income, a "return of capital" results. A "return of capital" represents a portion of shareholder's original investment that is generally non taxable when distributed (returned) to the investor. If you do not reinvest distributions, the cost basis of your shares will be decreased by the amount of return capital, which may result in a larger capital gain when you sell your shares. Although a return of capital is generally non taxable to you upon distribution,

FREMONT MUTUAL FUNDS

it would be taxable to you as a capital gain if your cost basis in the shares is reduced to zero. This could occur if you do not reinvest distributions and the returns of capital are significant.

If a shareholder has not furnished a certified correct taxpayer identification number (generally a Social Security number) and has not certified that withholding does not apply, or if the Internal Revenue Service has notified the Fund that the taxpayer identification number listed on the account is incorrect according to their records or that the shareholder is subject to backup withholding, federal law generally requires the Fund to withhold 31% from any dividends and/or redemption proceeds to the shareholder. Amounts withheld are applied to the shareholder's federal tax liability; a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. A shareholder should contact the Transfer Agent if the shareholder is uncertain whether a proper taxpayer identification number is on file with the Transfer Agent. Federal law also requires the Fund to withhold 30%, or the applicable tax treaty rate, from ordinary dividends (which includes short-term capital gains) paid to certain nonresident alien, non-U.S. partnership, and non-U.S. corporation shareholder accounts. Although not expected, under certain circumstances the Fund may be required to withhold additional amounts of federal income tax on redemptions of shares by non-U.S. shareholders.

The foregoing is a brief discussion of certain federal income tax considerations. Please see "Taxes-Mutual Funds" in the Statement of Additional Information for further information regarding the tax implications of an investment in the Fund.

PLAN OF DISTRIBUTION

Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a plan of distribution (the "Plan") under which the Fund may directly compensate the Advisor, paying for certain distribution-related expenses, including payments to securities dealers and others (including the Underwriter) who are engaged in promoting the sale of shares of the Fund and who may be advising investors regarding the purchase, sale, or retention of such shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Advisor or the Transfer Agent; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing, and distributing sales literature, prospectuses, statements of additional information, and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses, and reports with respect to marketing and promotional activities as the Investment Company may, from time to time, deem advisable; and other expenses related to the distribution of the Fund's shares.

The annual  limitation for  compensation to the Advisor  pursuant to the Plan is
 .25% of the Fund's average daily net assets. All payments will be reviewed by the Fund's Board of Directors. However, it is possible that in certain periods, the amount of the Advisor's compensation could exceed the Advisor's distribution expenses resulting in a profit to the Advisor. If the Plan is terminated by the Fund in accordance with its terms, the Fund

FREMONT MUTUAL FUNDS

will not be required to make any payments for expenses incurred by the Advisor after the date the Plan terminates.

CALCULATION OF NET ASSET VALUE AND PUBLIC OFFERING PRICE

The Fund's net asset value per share is computed by dividing the value of the securities held by the Fund, plus any cash or other assets (including interest accrued and dividends declared but not yet received) minus all liabilities (including accrued expenses), by the total number of shares outstanding at such time. There is no sales charge in connection with purchases or redemptions of Fund shares.

The Fund will calculate its net asset value and public offering price and complete orders to purchase, exchange, or redeem shares on a Monday through Friday basis when the New York Stock Exchange is open. Investments, including options, are stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the mean between the last reported bid and asked prices, or at fair value as determined by the Board of Directors. Short-term notes and similar securities are included in investments at amortized cost, which approximates value. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges or the most recent price available where no closing value is available. The Fund's portfolio may include securities which trade primarily on non-U.S. exchanges or otherwise in non-U.S. markets. Because of time zone differences, the prices of these securities, as used for net asset value calculations, may be established substantially in advance of the close of the New York Stock Exchange. Foreign securities may also trade on days when the New York Stock Exchange is closed (such as a Saturday). The net asset value and public offering price of the Fund, to the extent that it holds securities valued on foreign markets, may vary during periods when the New York Stock Exchange is closed. As a result, the value of the Fund's portfolio may be affected significantly by such trading on days when a shareholder has no access to the Fund. For further information, see "How to Invest," "How to Redeem Shares," and "Exchanges Between Funds" in this Prospectus, and "How to Invest" and "Other Investment and Redemption Services" in the Statement of Additional Information.

The net asset value and public offering price of the Fund will be determined as of the close of the regular session of the New York Stock Exchange ("NYSE"). The shares of the Fund are offered at net asset value without a sales charge. Purchase, redemption, and exchange orders received in proper form by the Transfer Agent before the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), will be priced at the net asset value next determined on that day (with certain limited exceptions discussed in the Statement of Additional Information). Otherwise, orders received by the Transfer Agent will be entered at the next calculated net asset value.

EXECUTION OF PORTFOLIO TRANSACTIONS

Orders for the Fund's portfolio securities transactions are placed by the Advisor or

FREMONT MUTUAL FUNDS

Sub-Advisor, as applicable. The Advisor and Sub-Advisor strive to obtain the best available prices in the Fund's portfolio transactions, taking into account the costs and promptness of executions. Subject to this policy, transactions may be directed to those broker-dealers who provide research, statistical, and other information to the Fund, the Advisor or the Sub-Advisor, or who provide assistance with respect to the distribution of Fund shares. There is no agreement or commitment to place orders with any broker-dealer.

Debt securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. Government securities issued by the United States and other countries and money market securities in which the Fund may invest are generally traded in the OTC markets. In underwritten offerings, securities usually are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. Dealers may receive commissions on futures, currency, and options transactions. Commissions or discounts in foreign securities exchanges or OTC markets typically are fixed and generally are higher than those in U.S.
securities exchanges or OTC markets. There is generally less government supervision and regulation of foreign exchanges and brokers than in the United States. Foreign security settlements may, in some instances, be subject to delays and related administrative uncertainties.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Directors, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker which is an affiliated person of the Investment Company, the Advisor or the Sub-Advisor, or an affiliated person of such person.

GENERAL INFORMATION

The Investment Company, organized as a Maryland corporation on July 13, 1988, is a fully managed open-end investment company. Currently, the Investment Company has authorized several series of capital stock with equal dividend and liquidation rights within each series. Investment Company shares are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable. Shareholders have no preemptive or conversion rights. Shares may be voted in the election of directors and on other matters submitted to the vote of shareholders. As permitted by Maryland law, there normally will be no annual meeting of shareholders in any year, except as required under the 1940 Act. The 1940 Act requires that a meeting be held within 60 days in the event that less than a majority of the directors holding office has been elected by shareholders. Directors shall continue to hold office until their successors are elected and have qualified. Investment Company shares do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors can elect all of the directors. Shareholders holding 10% of the outstanding shares may call a meeting of shareholders for any purpose, including that of removing any director. A

FREMONT MUTUAL FUNDS

director may be removed upon a majority vote of the shareholders qualified to vote in the election. The 1940 Act requires the Investment Company to assist shareholders in calling such a meeting.

On any matter submitted to a vote of shareholders, such matter shall be voted by the Fund's shareholders separately when the matter affects the specific interest of the Fund (such as approval of the Advisory Agreement with the Advisor) except in matters where a vote of all series in the aggregate is required by the 1940 Act or otherwise.

Pursuant to the Articles of Incorporation, the Investment Company may issue ten billion shares. This amount may be increased or decreased from time to time in the discretion of the Board of Directors. Each share of a series represents an interest in that series only, has a par value of $0.0001 per share, represents an equal proportionate interest in that series with other shares of that series, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that series as may be declared at the discretion of the Board of Directors. Shares of a series when issued are fully paid and are non-assessable. The Board of Directors may, at its discretion, establish and issue shares of additional series of the Investment Company.

Stephen D. Bechtel, Jr., and members of his family, including trusts for family members, due to their shareholdings, may be considered controlling persons of the Fund under applicable Securities and Exchange Commission regulations.

FREMONT MUTUAL FUNDS

TELEPHONE NUMBERS AND ADDRESSES

To make an initial purchase:

1. By mail:
   Fremont Mutual Funds, Inc.
   c/o National Financial Data Services
   P.O. Box 419343
   Kansas City, MO 64141-6343

   Street address:
   1004 Baltimore Avenue
   Kansas City, MO 64105

2. By wire:

   Please call the Transfer Agent at 800-548-4539 (press 2) to obtain an account number and detailed instructions.

To make a subsequent purchase:

Include shareholder name and account number. Use the same instructions for initial purchase.

To redeem shares:

1. By mail: same instructions as above for purchase by mail. Redemptions greater than $25,000 or payments to a party or address other than registered on the account require a signature guarantee. See "Signature Guarantees."

2. By telephone: 800-548-4539
   Requires prior selection of telephone redemption option.

For further copies of this Prospectus, the Statement of Additional Information, and details of automatic investment, retirement and automatic withdrawal plans, please contact:

   Fremont Mutual Funds, Inc.
   50 Beale Street, Suite 100
   San Francisco, CA 94105
   800-548-4539

Fremont Mutual Funds, Inc.

Fremont Money Market Fund
Fremont Bond Fund
Fremont California Intermediate
   Tax-Free Fund
Fremont Global Fund
Fremont Growth Fund
Fremont International Growth Fund
Fremont U.S. Small Cap Fund
Fremont International Small Cap Fund
Fremont Emerging Markets Fund
Fremont U.S. Micro-Cap Fund
Fremont Real Estate Securities Fund
Fremont Select Fund

For more information on the Fremont Mutual Funds please call 800-548-4539 or write to:

   Fremont Mutual Funds
   50 Beale Street, Suite 100
   San Francisco, CA 94105

FREMONT MUTUAL FUNDS

Advisor/Transfer Agent

Fremont Investment Advisors, Inc.
333 Market Street, Suite 2600
San Francisco, CA 94105

Sub-Transfer Agent

Mailing Address:

National Financial Data Services
P.O. Box 419343
Kansas City, MO 64141-6343
800-548-4539 (press 2)

Street Address:

National Financial Data Services
1004 Baltimore Avenue
Kansas City, MO 64105

Custodian

The Northern Trust Company
50 South Lasalle Street
Chicago, IL 60675

Legal Counsel

Paul, Hastings, Janofsky & Walker LLP
345 California Street, 29th Floor
San Francisco, CA 94104

Auditors

Coopers & Lybrand, L.L.P.
333 Market Street
San Francisco, CA 94105

No dealer, salesman or other person has been authorized to give any information or to make any representation not contained in this Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized by the Funds or the Advisor. This Prospectus does not constitute an offer to sell or a solicitation of any offer to buy any of the secu rities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                      This page intentionally left blank.

                      This page intentionally left blank.

                                Fremont
                                  Funds [LOGO]

 For general information: 800-548-4539 (press 1), or 816-435-1777 (outside U.S.)
       50 Beale Street, Suite 100, San Francisco, CA 94105 o 888-502-3253
        3000 Post Oak Blvd., Suite 100, Houston, TX 77056 o 800-735-2705
   9801 Washingtonian Blvd., Suite 105, Gaithersburg, MD 20878 o 888-373-6684

      Distributed by First Fund Distributors, Inc., San Francisco, CA 94105
         Copyright 1998 Fremont Mutual Funds, Inc. All rights reserved.

                                    P035-9803